  EX-33.6
(logo) WELLS FARGO

Commercial Mortgage Servicing

P.O.Box 31388, Oakland, CA 94604
1901 Harrison St., 2nd Floor
Oakland, CA 94612

Tel: 800 986 9711

Management's Assessment

Management of Wells Fargo Commercial Mortgage Servicing ("CMS"), a division of
Wells Fargo Bank, National Association, (the "Company"), is responsible for assessing compliance with the applicable servicing criteria set forth in Item
1122(d) of Regulation AB of the Securities and Exchange Commission ("SEC")
relating to the servicing of commercial mortgage loans by CMS (the "Platform"), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D),
1122(d)(3)(ii-iv) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2011. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial mortgage loans constituting the Platform.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122
(d)(4)(i) and 1122(d)(4)(vi), the Company has engaged various vendors to perform certain activities covered by these servicing criteria. The Company has determined that none of these vendors is a "servicer" as defined in Item
1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with these servicing criteria to the extent they apply to these vendors as permitted by Interpretation 17.06 of the
SEC Division of Corporation Finance Manual of Publicly Available Telephone
Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, the Company has policies and procedures in place designed to provide reasonable assurance that such vendors' activities comply in all material respects with servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122 (d)(4)(i) and
1122(d)(4)(vi) to the extent they apply. The Company is solely responsible for determining that the requirements of Interpretation 17.06 have been satisfied with respect to these vendors and their performance of activities covered by servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122 (d)(4)(i) and
1122(d)(4)(vi).

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2011 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

The Company's management has assessed the Company's compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB with respect to the Platform as of and for the year ended December 31, 2011. In making this assessment, management used the criteria set forth by the
Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation
AB. Based on such assessment, the Company's management believes that as of and for the year ended December 31, 2011, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of
Regulation AB with respect to the Platform, except for the following material noncompliance with servicing criterion 1122(d)(4)(i):

(logo) Together we'll go far

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With respect to certain commercial mortgage loans, the Company failed to timely file continuation statements for certain Uniform Commercial Code ("UCC")
financing statements as required by the transaction agreements, thereby causing such UCC financing statements to lapse.
As a result of the noncompliance described above, certain non-possessory security interests in certain types of personal property collateral for these loans became unperfected and, as a result, subject to a possible loss of priority.

Remediation
Promptly following the Company's discovery of such omissions as part of its normal internal compliance review process, the Company filed new UCC financing statements in all cases. In order to reduce the possibility of similar occurrences in the future, the Company has provided enhanced training to the responsible personnel, improved the quality of the relevant computer data feeds and generally tightened its procedures for the filing of continuation statements.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the applicable servicing criteria as of and for the year ended December 31, 2011.

March 12, 2012

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
495          Citibank (Protect Tarpon Mariner)
505          Morgan Stanley 1998-WF2
506          Morgan Stanley 1999-WF1
507          Bear, Stearns 1999-WF2
508          Bear, Stearns 2000-WF1
509          Bear, Stearns 2000-WF2
513          Morgan Stanley 1997-WF1
514          Morgan Stanley 1998-WF1
521          Morgan Stanley 1999-LIFE1
524          CSFB 1999-C1
526          Morgan Stanley 2000-LIFE1
527          MSDW 2000-PRIN
530          CS First Boston 1994-CFB1
532          Morgan Stanley 2000-LIFE2
536          MSCII 2003-IQ4 Class TN
542          GSMS 2006-GSFL8
543          COMM 2007-FL14
547          WFDB 2011-BXR
552          MSDW 2003-HQ2
554          JPM 2003-LN1
555          HVB 2003-FL1
556          MSCI 2003-IQ6
557          MSCI 2004-HQ3
558          MSCI 2004-IQ7
559          Goldman 2004-GG2
560          MSCI 2004-IQ8
561          MSCI 2004-HQ4
562          MSCI 2005-IQ9
563          LBUBS 2005-C2
564          LBUBS 2005-C3
565          MSCI 2005-HQ6
566          1345 Ave of America and Park Plaza FB 2005-1
567          MSCI 2005-HQ7
568          MSCI 2006-HQ8
569          MSCI 2006-IQ11
570          BSCM 2002-PBW1
571          PCM Trust 2003-PWR1
572          BSCM 2003-PWR2
573          BSCM 2004-PWR3
574          BSCM 2004-PWR4
575          BSCM 2004-PWR5
576          BSCM 2004-PWR6
577          BSCM 2005-PWR7
578          BSCM 2005-PWR8
579          BSCM 2005-PWR9
580          BSCM 2005-PWR10
581          BSCM 2006-PWR11
582          BSCM 2006-PWR12
583          BSCM 2006-PWR13
584          BSCM 2006-PWR14
585          BSCM 2007-PWR15
586          BSCM 2007-PWR16
587          BSCM 2007-PWR17

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
588          BSCM 2007-PWR18
601          MSDWMC 2001-TOP1
602          BSCM 2001-TOP2
603          MSDWMC 2001-TOP3
604          BSCM 2001-TOP4
605          MSDWMC 2001-TOP5
606          BSCM 2002-TOP6
607          MSDWMC 2002-TOP7
608          BSCM 2002-TOP8
609          MSDWMC 2003-TOP9
610          BSCM 2003-TOP10
611          MSCII 2003-TOP11
612          BSCM 2003-TOP12
613          MSCII 2004-TOP13
614          BSCM 2004-TOP14
615          MSCII 2004-TOP15
616          BSCM 2004-TOP16
617          MSCII 2005-TOP17
618          BSCM 2005-TOP18
619          MSCII 2005-TOP19
620          BSCM 2005-TOP20
621          MSCII 2006-TOP21
622          BSCM 2006-TOP22
623          MSCII 2006-TOP23
624          BSCM 2006-TOP24
625          MSCII 2007-TOP25
626          BSCM 2007-TOP26
627          MSCII 2007-TOP27
628          BSCM 2007-TOP28
629          MSCII 2008-TOP29
630          WFRBS 2011-C4
700          MLMT 2006-C1
701          BSSBCM Trust 2006-1
706          UCB 2007-1
751          JPM 2006-CIBC15
752          MSCI 2006-HQ9
753          JPM 2006-LDP8
754          MSCI 2006-HQ10
755          JPM 2006-CIBC17
756          MLCFC 2006-4
757          MLCFC 2007-5
758          MLCFC 2007-6
759          MSCI 2007-IQ13
760          MSCI 2007-IQ14
761          JPM 2007-CIBC19
762          MLMT 2007-C1
763          MSCI 2007- HQ12
764          MLCFC 2007-8
765          JPM 2007-LDP12
766          MSCI 2007-IQ16
767          MLCFC 2007-9
768          JPM 2008-C2
769          WFCM 2010-C1
771          WFRBS 2011-C2

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
830          CBA-Mezzanine Capital Finance, LLC
910          BSCM 2005-TOP20 (Non-pooled portion only)
911          MSCI 2006-TOP21 (Non-pooled portion only)
913          COMM 2007-FL14 (Non-pooled portion only)
             MSCII 2007-TOP27 (Rake Bond, 330 West 34th Street Mortgage Loan-no
927          property)
930          JPMorgan Special Servicing Portfolio
539          THOPI 2001-TZH
4            WBNA WAREHOUSE (EUR) 004
5            WFIL WAREHOUSE (EUR) 005
10           BUCKINGHAM
11           KAUFLAND PARTICIPANTS
13           CREDIT SUISSE WAREHOUSE INT'L (USD)
14           WBNA WAREHOUSE (GBP) 014
18           RBS 2010-MB1
19           RBS 2010-MB1 COMPANION
21           FREMF 2010-K6 PRIMARY ONLY
22           STARWOOD TIAA ACQUISITION
23           GOLDMAN 2010-K5 - PRIMARY ONLY
24           VCC HEALTHCARE FUND, LLC
25           ZCOF 2009-1 RE LOAN HOLDINGS, L.L.C
27           DDR I 2009-DDR1
28           LADDER CAPITAL LLC REPO
29           RLJ III - FINANCE HOLDINGS, LLC
31           COMM 2009-K4 PRIMARY
32           BLACKSTONE (BRE/MWT)
39           NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)
42           LB UBS 2008-C1
51           MORGAN STANLEY 2007-HQ13 COMPANION
62           WACHOVIA 2007-C34 COMPANION
65           GREENWICH CCFC 2007-GG11 COMPANION
71           WACHOVIA 2007-C33 COMPANION
74           CSCMT 2007-C4 COMPANION
75           JPMCC 2007-FL1
76           JPMCC 2007-FL1 COMPANION
79           COBALT 2007-C3 COMPANION
81           MEZZ CAP 2007-C5
82           TIAA 2007-C4
85           CITIGROUP 2007-C6 (COMPANION)
86           BANC OF AMERICA COMM MTG 2007-3
91           JPMCC 2007-LDP11 COMPANION
94           GOLDMAN 2007-GG10 COMPANION
95           FUNB-PRIVATE INVESTOR2
98           WACHOVIA 2007-WHALE 8
99           WACHOVIA 2007-WHALE 8 NON TRUST
103          JPMC 2005 LDP1
104          NORTHSTAR CDO VIII
105          RMF 1997-1
106          CONCORD REAL ESTATE CDO 2006-1
108          NEWCASTLE CDO IX
111          HTM FUND 1 LLC
112          PRIME FINANCE PARTNERS I, L.P.
113          CSFB 2006 TFL2 (TITAN)
121          LB UBS 2006-C7 COMPANION
122          MEZZ CAP 2006-C4

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
123          FOUR TIMES SQUARE 2006 - 4TS
124          FOUR TIMES SQUARE 2006 - 4TS COMPANION
130          WACHOVIA 2006-C29 COMPANION
133          JPMC 2006-LDP9 COMPANION
136          GREENWICH CCFC 2006-FL4 COMPANION
139          RESOURCE REF CDO 2007-1
141          ML 1997-C2
142          DLJ 1998-CG1
144          ML 1998-C3
145          BEAR 1999-C1
146          CHASE 1999-2
147          DLJ 1999-CG1
150          CHASE 2000-1
151          CHASE 2000-2
152          CHASE 2000-3
153          GECC 2000-1
154          GECC 2001-1
155          GECC 2001-2
156          GECC 2001-3
158          COMM 2002-WFA
159          GECC 2002-1
160          GECC 2002-3
161          GECC 2003-C2
164          GECC 2003-C2 (COMPANION)
167          GREENWICH CCFC 2007-GG9 COMPANION
172          JPMCC 2007-LDP10 COMPANION
175          WACHOVIA 2007-C30 COMPANION
176          CD 2007-CD4 COMPANION
182          COBALT 2007-C2 COMPANION
183          GECMC 2007-C1
186          LB UBS 2007-C2 COMPANION
189          MORGAN STANLEY 2007 IQ14
190          MORGAN STANLEY 2007 IQ14
193          WACHOVIA 2007-C31 COMPANION
196          ML-CFC 2007-7 COMPANION
199          WACHOVIA 2007-C32 COMPANION
230          FANNIE MAE WS
300          WACHOVIA CRE CDO 2006-1
303          RESOURCE REAL ESTATE FUNDING CDO 2006-1
304          CITIGROUP GLOBAL MARKETS REALTY CORP
306          TEACHERS INSURANCE & ANNUITY ASSOCIATION
308          RESOURCE CAPITAL CORP. WAREHOUSE
309          GREENWICH CAPITAL FINANCIAL PRODUCTS INC
311          MEZZ CAP LLC (FKA CBA MEZZ)
318          LEHMAN BROTHERS WAREHOUSE
325          KBS REALTY ADVISORS LLC
331          MEZZ CAP REIT I, INC
337          SORIN CAPITAL MANAGEMENT
339          H2 CREDIT PARTNERS WAREHOUSE
340          UBS WAREHOUSE
343          LEHMAN BROTHERS WAREHOUSE
347          RITE AID 1999-1
349          HMAC 1999 PH1
350          WACHOVIA GENERAL PARTICIPANT

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
354          DEXIA REAL ESTATE PORTFOLIO
356          BB&T WAREHOUSE
357          CHASE-FUNB 1999-1
358          DEXIA REAL ESTATE CAPITAL MARKETS
363          NORTHSTAR WAREHOUSE
366          NORTHSTAR CDO VI
369          BANC OF AMERICA COMM MTG 2006-1
372          BANC OF AMERICA COMM MTG 2006-2
374          DOLLAR GENERAL
375          MLMT 2005-CKI1
381          BANC OF AMERICA COMM MTG 2006-5
382          POOK MD FUNDINGS, LLC
383          PRII ST. REGIS, CA
384          BMC MORTGAGES VI
386          2001-CMLB-1
388          NBS REAL ESTATE CAPITAL WAREHOUSE
391          LB UBS 2000 C5C (GALLERY AT HARBORPLACE)
395          BANC OF AMERICA COMM MTG 2005-6
405          FREDDIE MAC 2010 K-SCT
406          YELLOW BRICK REAL ESTATE CAPITAL I, LLC
407          CANTOR CRE LENDING LP
408          MODERN BANK, N.A.
409          TRT LENDING SUBSIDIARY LLC
411          BUCHANAN FUND V
412          NXT CAPITAL FUNDING II, LLC
413          OBP DEPOSITOR, LLC TRUST 2010-OBP
416          JEMB MADISON AVE LLC (BASIS I - 292 MAD)
417          STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.
418          SQUARE MILE/RAM ACQ, LLC
422          BASIS RE CAPITAL II (REPO)
423          PRIME FINANCE PARTNERS II, L.P.
425          GSMSC 2010-C1
426          GSMSC 2010-C1 COMPANION
428          VORNADO DP LLC 2010-VNO
430          OAKTREE CAPITAL MANAGEMENT
431          PFP II SUB I, LLC
435          MS KEARNY CPB 1
437          CREXUS WAREHOUSE
438          WEST RIVER WAREHOUSE
439          CANTOR REPO WITH MET LIFE
440          RBS WAREHOUSE
445          EXTENDED STAY AMERICA TRUST 2010-ESH
446          EXTENDED STAY AMERICA 2010-ESH MEZZ
450          COMM 2010-C1
451          COMM 2010-C1 COMPANION
453          MORGAN STANLEY WAREHOUSE
458          AMERICOLD 2010-ART
459          BICOASTAL (A BLACKSTONE CREDIT FACILITY)
464          GSMS 2010-C2 COMPANION
466          ESSEX PORTFOLIO, L.P. WAREHOUSE
469          REXFORD INDUSTRIAL FUND V LP WAREHOUSE
471          AC VENTURES WAREHOUSE
472          CP III JEFFERSON MIDVALE, LLC
475          LADDER MET LIFE REPO

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
476          LADDER WELLS FARGO REPO
477          LADDER JPM REPO
478          LADDER DEUTSCHE REPO
480          HELIOS AMC, LLC WAREHOUSE
481          BELVEDERE CAPITAL WAREHOUSE
483          DBUBS 2011-LC1
485          DBUBS 2011-LC1 COMPANION
486          FREMF 2011-K10 - PRIMARY ONLY
506          FUNB 2001 C2 B NOTES
511          NORTEL NETWORKS TRUST 2001-1
512          TIMES SQUARE HOTEL TRUST
516          FUNB 2001 C3 B NOTES
517          LEHMAN BROTHERS BANKHAUS
520          SL GREEN REALTY CORP/GRAMERCY
523          BA-FUNB 2001-3 B NOTES
526          CAPITAL LEASE WAREHOUSE-398 & 526
535          NEWCASTLE CDO VIII
538          ENERGY PLAZA LEASE TRUST 2002
555          MLMT 2002 MW1A (COMPANION LOANS)
562          LB UBS 2002 C4A (VALLEY FAIR MALL)
570          FLIK 2003 EPR
581          GREENWICH CCFC 2002 C1 (COMPANION)
586          JPMC 2003 C1 (COMPANION)
589          JPMC 2003-ML1 (COMPANION)
595          LB UBS 2003 C3 (COMPANION)
596          WS WEST COUNTY MALL 2003 C3A
605          STRATEGIC LAND JOINT VENTURE 2
640          EMMES WAREHOUSE
641          COMM 2011 THL
644          GSMS 2011-ALF
647          GSMS 2011-GC3
649          GSMS 2011-GC3 COMPANION
653          SHORENSTEIN WAREHOUSE
655          STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE
656          GERMAN AMERICAN CAPITAL CORPORATION WARE
657          FREMF 2011 K12 PRIMARY ONLY
661          KEARNY CREDIT FACILITY WAREHOUSE
662          VORNADO REALTY L.P. WAREHOUSE
665          WASHINGTON SUB, LLC
666          FREMF 2011-K14 PRIMARY ONLY
671          LOANCORE (JEFFERIES) WAREHOUSE
673          GERMAN AMERICAN / DEUTSCHE WAREHOUSE
674          FREMF 2011-KAIV PRIMARY ONLY
675          STARWOOD & DEUTSCHE REPO
677          WFRBS 2011-C3
678          DBUBS 2011-LC2
681          KARLIN LAS PALMAS, LLC
683          JLC WAREHOUSE I LLC
686          BREDS LOAN CAPITAL REPO WAREHOUSE
695          ARCHETYPE MORTGAGE FUNDING I LLC
696          CITY CENTER 2011-CCHP
700          GREENWICH CCFC 2003 C1 (COMPANION)
712          LB-UBS 2003 C7 (B-NOTE)
721          CREST 2003-2

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
724          GREENWICH CCFC 2003 C2 (COMPANION)
727          MEZZ CAP 2004-C1
729          LB UBS 2004 C1 (COMPANION)
731          WACHOVIA 2004-C10 (COMPANION)
738          WACHOVIA 2004-C11 (COMPANION)
740          GREENWICH CCFC 04 GG1 (COMPANION)
741          ONE LINCOLN 2004-C3
760          WACHOVIA 2004-C15 COMPANION
761          GREENWICH CCFC 2004-FL2
762          GREENWICH CCFC 2004-FL2 (COMPONENT)
767          MEZZ CAP 2004-C2
772          CAPLEASE CDO 2005-1
774          WACHOVIA 2005-C17 COMPANION
783          GOLDMAN SACHS 2005-ROCK
785          JPMC 2005-LDP2 COMPANIONS
787          CITIGROUP 2005 C3 (COMPANION)
788          WACHOVIA 2005-C19
789          WACHOVIA 2005-C19 COMPANION
791          LEHMAN 2005-LLF C4 (COMPANIONS)
793          WACHOVIA 2005-C20 (COMPANION)
798          WACHOVIA 2005-WHALE 6
799          WACHOVIA 2005-WHALE 6 NON-TRUST
804          WB FNB 2004-1
805          WB RDI 2004-1
807          GRAND PACIFIC BUSINESS LOAN TRUST 2005-1
812          CAPITAL SOURCE RELT 2006-A
831          CITY CENTER 2011-CCHP COMPANION
832          WFRBS 2011-C4 - PRIMARY
833          STARWOOD & GOLDMAN REPO
835          JLC WAREHOUSE II LLC
838          FREMF 2011-K703
840          DBUBS 2011-LC3
843          BREDS STC ACQUISITION
845          MSC2011-C3
848          GSMS 2011-GC5
849          COMM 2011-FL1
850          COMM 2011-FL1 COMPANION
852          ROCKWOOD CAPITAL, LLC (NORTHROCK)
854          AMC ROCK SPRINGS LLC
856          MACQUARIE WAREHOUSE
858          VALSTONE WAREHOUSE
860          FREMF 2011-K15
861          WFRBS 2011-C5
862          FREMF 2011-K704
865          JPM 2011-PLSD
866          FREMF 2011-K16 - PRIMARY ONLY
869          STARWOOD AND FORTRESS SA
871          GACC/DEUTSCHE FLOATING WAREHOUSE
872          COMM 2011-STRT
874          UBS-CITIGROUP 2011-C1
875          UBS-CITIGROUP 2011-C1 COMPANION
876          PRIME AND METLIFE REPO
907          LB UBS 2006-C4 COMPANION
910          JPMC 2006-LDP7 COMPANION

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
916          LEHMAN 2006 LLF-C5C
919          WACHOVIA 2006-C27 - COMPANION
920          WACHOVIA 2006-WHALE 7
921          WACHOVIA 2006 WHALE 7 NON TRUST
924          LB-UBS 2006-C6 COMPANION
927          GOLDMAN 2006-GG8 COMPANIONS
928          COMM 2006 FL12
929          COMM 2006-FL12 COMPANION
930          CD 2006-CD3
931          CD 2006-CD3 COMPANION
934          WACHOVIA 2006-C28 COMPANION
937          CITIGROUP 2006-FL2 COMPANION
939          1166 AVENUE OF AMERICAS 2005-C6
942          WACHOVIA 2005-C21 (COMPANION)
945          GREENWICH CCFC 05 GG5 (COMPANION)
948          LB-UBS 2005-C7 COMPANION
951          MEZZ CAP 2005-C3
954          GREENWICH CCFC 2005-FL3
955          GREENWICH CCFC 2005-FL3 (COMPONENT)
960          WACHOVIA 2005-C22 (COMPANION)
963          LB-UBS 2006 C1 COMPANION
971          JPMC 2006-FL1 COMPANION
974          GOLDMAN 2006-GG6 COMPANIONS
983          WACHOVIA 2006-C24 (COMPANION)
995          MARATHON REAL ESTATE CDO 2006-1
998          WACHOVIA 2006-C25 (COMPANION)
114 115      CITIGROUP 2006 C5
116 117      JPMC 2006 FL2
119 120      LB UBS 2006-C7
125 126      COBALT 2006-C1
128 129      WACHOVIA 2006-C29
131 132      JPMC 2006-LDP9
134 135      GREENWICH CCFC 2006-FL4
16 17        FREMF 2010-K7
165 166      GREENWICH CCFC 2007-GG9
168 169      CD 2007-CD4
170 171      JPMCC 2007-LDP10
173 174      WACHOVIA 2007-C30
177 178      ML-CFC 2007-6
180 181      COBALT 2007-C2
184 185      LB-UBS 2007-C2
187 188      CSCMT 2007-C2
191 192      WACHOVIA 2007-C31
194 195      ML-CFC 2007-7
197 198      WACHOVIA 2007-C32
312 317      WACHOVIA RED - TAX CREDIT
314 414      FULB 1997 C1
315 415      MERRILL LYNCH 1996 C2
319 419      FULB 1997 C2
320 420      CS FIRST BOSTON 1997 C1
327 427      MERRILL LYNCH 1998 C2
329 429      FUNB 1999 C1
33 34        COMM 2009-K3
336 436      CS FIRST BOSTON 1997 C2

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
341 441      LB 1998 C4
342 442      CS FIRST BOSTON 1998 C2
344 444      CMAT 1999 C1
348 448      FUNB/CHASE 1999 C2
352 452      LB 1999 C1
355 455      WACHOVIA RED - STRUCTURED FINANCE
360 460      LB 1999 C2
361 461      NORTHSTAR CDO IV LTD
365 465      FUNB 1999 C4
367 467      LB UBS 2000 C3
373 473      FUNB 2000 C1
379 479      FUNB 2000 C2
389 489      LB UBS 2000 C5
393 109
110          MARATHON STRUCTURED FINANCE FUND LP
394 494      DILLON READ
40 41        MERRILL LYNCH 2008-C1
433 434      FREMF 2010-K8
449 149      DLJ 1999-CG3
456 457      FREMF 2010-K9
462 463      GSMS 2010-C2
48 148       DLJ 1999-CG2
49 50        MORGAN STANLEY 2007-HQ13
490 491      FREMF 2011-K701
500 600      FUNB-BA 2001 C1
503 603      FUNB 2001 C2
504 604      LB UBS 2001 C2
513 613      LB UBS 2001 C3
515 615      FUNB 2001 C3
52 53        COUNTRYWIDE 2007-MF1
521 621      LB UBS 2001 C7
522 622      BA-FUNB 2001-3
528 628      FUNB 2001 C4
529 629      JPMC 2001 CIBC3
537 637      FUNB 2002 C1
542 642      LB UBS 2002 C1
546 646      WACHOVIA 2002 C1
55 56        CD 2007-CD5
552 652      LB UBS 2002 C2
554 654      MLMT 2002 MW1
559 659      JPMC 2002 C1
560 660      GE 2002 C2
563 565
663          LB UBS 2002 C4
564 664      1166 AVENUE OF THE AMERICAS 2002-C5
567 667      WACHOVIA 2002 C2
568 668      JPMC 2002 CIBC5
57 58        LB-UBS 2007-C7
576 676      JPMC 2002 C2
579 679      LB UBS 2002 C7
580 680      GREENWICH CCFC 2002 C1
582 682      WACHOVIA 2003 C3
584 684      LB-UBS 2003-C1
585 685      JPMC 2003-C1
587 687      WACHOVIA 2003-C4

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
588 688      JPMC 2003 ML1
594 694      LB-UBS 2003-C3
599 699      GREENWICH CCFC 2003-C1
60 61        WACHOVIA 2007-C34
63 64        GREENWICH CCFC 2007-GG11
650 651      FREMF 2011-K11
66 67        LB-UBS 2007-C6
669 670      FREMF 2011-K13
689 690      FREMF 2011-K702
69 70        WACHOVIA 2007-C33
701 801      WACHOVIA 2003-C5
703 803      LB-UBS 2003 C5
706 806      JPMC 2003 CIBC6
709 809      WACHOVIA 2003-C6
711 811      LB-UBS 2003 C7
713 813      WACHOVIA 2003-C7
717 817      LB UBS 2003 C8
719 819      WACHOVIA 2003-C8
72 73        CSCMC 2007-C4
723 823      GREENWICH CCFC 2003-C2
725 825      WACHOVIA 2003-C9
726 826      WACHOVIA 2003-C9 (COMPANION)
728 828      LB UBS 2004 C1
730 830      WACHOVIA 2004 C10
736 836      GECMC 2004 C2
737 837      WACHOVIA 2004 C11
739 839      GREENWICH CCFC 2004-GG1
742 842      LB UBS 2004 C4
744 844      CITIGROUP CMT 2004 C1
747 847      WACHOVIA 2004-C12
751 851      LB UBS 2004 C6
753 853      WACHOVIA 2004 C14
757 857      LB UBS 2004 C7
759 859      WACHOVIA 2004 C15
763 863      LB UBS 2004 C8
768 868      WACHOVIA 2005 C16
77 78        COBALT 2007- C3
770 870      LB UBS 2005 C1
773 873      WACHOVIA 2005 C17
781 881      WACHOVIA 2005-C18
784 884      JPMC 2005-LDP2
786 886      CITIGROUP 2005 C3
792 892      WACHOVIA 2005-C20
794 894      LB-UBS 2005 C5
83 84        CITIGROUP 2007-C6
89 90        JPMCC 2007-LDP11
900 901      ML-CFC 2006-2
902 903      WACHOVIA 2006-C26
905 906      LB UBS 2006-C4
908 909      JPMC 2006-LDP7
911 912      MINT 2006-C2
914 915      LEHMAN 2006 LLF-C5
917 918      WACHOVIA 2006-C27
92 93        GOLDMAN 2007-GG10

(page)

Appendix A - Commercial Mortgage Pools and Other Structures

<s>          <c>
922 923      LB UBS 2006-C6
925 926      GOLDMAN 2006-GG8
932 933      WACHOVIA 2006-C28
935 936      CITIGROUF 2006-FL2
940 941      WACHOVIA 2005-C21
943 944      GREENWICH CCFC 2005-GG5
946 947      LB-UBS 2005 C7
958 959      WACHOVIA 2005-C22
96 97        CSCMT 2007-C3
961 962      LB-UBS 2006 C1
964 965      WACHOVIA 2006-C23
967 968      CD 2006-CD2
969 970      JPMC 2006 FL1
972 973      GOLDMAN 2006-GG6
975 976      GE 2006 C1
977 978      ML-CFC 2006-1
981 982      WACHOVIA 2006-C24
984 985      LB-UBS 2006 C3
992 993      CSFB 2006-C2
996 997      WACHOVIA 2006-C25
332          111MA2PENN
514          CBMT2001C3A
765          CSFB04TFL2
775          CSFB05TFL1
796          CSFB05TFL2
990          CSMSO6HC1
553          DMMT02C2A
800 802      GSMSC04C1
790          LB05LLFC4
777          WB05WHALE5
507          WSMMT01C2A